UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2020

Deciphera Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Smith Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 209-6400

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 Par Value	DCPH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On November 11, 2020, Deciphera Pharmaceuticals, Inc. announced the presentation of preliminary results from the ongoing Phase 1/2 study of DCC-3014, a highly selective, oral, investigational switch-control kinase inhibitor of CSF1R, in patients with tenosynovial giant cell tumor. The presentation, titled “Phase 1 Dose-Escalation Study of the Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of DCC-3014 in Advanced Solid Tumors and Tenosynovial Giant Cell Tumor (TGCT)”, will be presented at the Connective Tissue Oncology Society (CTOS) 2020 Virtual Annual Meeting. A copy of the presentation is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation from November 11, 2020, filed herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2020	DECIPHERA PHARMACEUTICALS, INC.

	By:	/s/ Steven L. Hoerter
	Name:	Steven L. Hoerter
	Title:	President and Chief Executive Officer